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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8, pertaining to the Enhance Financial Services Group Inc. 1997 Long-Term Incentive Plan for Key Employees, of our report dated March 19, 1999, appearing in the Annual Report on Form 10-K of Enhance Financial Services Group Inc. for the year ended December 31, 1998.


/s/ Deloitte & Touche LLP
New York, New York
December 20, 1999